Exhibit 99.1

Safety and efficacy of multi-TAA-T cells for Myeloma

***Premal Lulla**, Ifigeneia Tzannou, George Carrum, Carlos A. Ramos, Rammurti Kamble, Mrinalini Bilgi, Adrian P. Gee Shivani Mukhi, Betty Chung, Ayumi Watanabe, Manik Kuvalekar, Bambi Grilley, Malcolm K. Brenner, Helen E. Heslop, Juan F. Vera and Ann M. Leen*

Baylor College of Medicine

Texas Children's Hospital

Houston Methodist Leading Medicine

CENTER FOR CELL & GENE THERAPY

Therapy Problems Dexamethasone Infections, osteoporosis Melphalan Immunosuppression, second cancers Thalidomide Neuropathy , Clots, anemia Lenalidomide Clots, anemia, second cancers Bortezomib Neuropathy, viral infections ASCT Immunosuppression, infections Problems with myeloma therapy New therapies needed

MultiTAA T cells MultiTAA T cell therapy for MM MAGEA4 PRAME Survivin NYESO1 SSX2

• Simultaneously target multiple TAAs • Target multiple epitopes (CD4 and CD8) within each antigen • T cells with native T cell receptor specificity (non - engineered) Our approach

MultiTAA - T Cell Generation Activation DC Overlapping pepmixes PBMCs MultiTAA T cells Expansion

n=20 0% 20% 40% 60% 80% 100% CD3+ CD4+ CD8+ DR+/ CD83+ Profile of MultiTAA - T cells RO+/ 62L+ RO+/ 62L - -10% 0% 10% 20% 30% 40% 50% % Positive cells Phenotype Safety % Specific lysis

1 10 100 1000 MultiTAA T cell specificity/ polyclonality SFC/2x10 5 PRAME NYESO1 SSX2 MA4 Survivin 1 10 100 1000 10000 100000 # of clones mean = 4,597 clones n=10 Clonal diversity (v  deep sequencing)

Clinical trial design - Dose escalation (ARM A and B) PRAME/SSX/MAGE/NYESO1/ Survivin - specific T cells : 2 - 4 pts at each level, 2 infusions 14 days apart Dose Level 1 : Day 0 and 14: 5x10 6 cells/m 2 Dose Level 2 : Day 0 and 14: 1x10 7 cells/m 2 Dose Level 3 : Day 0 and 14: 2x10 7 cells/m 2

• Any patient > 18 yrs with myeloma diagnosis (post completion of at least 1 treatment regimen) Group A: >90 days post autologous or syngeneic transplant Group B: <90 days post autologous or syngeneic transplant Clinical Trial - Eligibility • No lymphodepletion Group B: <90 days post autologous or syngeneic transplant Group A: >90 days post autologous or syngeneic transplant

Patients Enrolled

Group A:

ID	Age/G	Disease	DL	Prior Treatments
1	53/M	IgG-kappa	1	Bor/Dex → ASCT
6	61/M	IgG-kappa	1	RVD → ASCT
7	44/M	IgG-kappa	1	CyBorD → ASCT
14	47/M	IgG-kappa	2	RVD → ASCT
3*	65/F	IgG-kappa	1	RVD → ASCT → CyBorD → Carf/D → ASCT
13	31/F	IgG-kappa	2	VD
10	69/F	IgG-kappa	2	VD → ASCT→ R→ Pom/Carf/D
15	70/M	IgA-kappa	3	RVD → ASCT → R-vidaza → Pom/D → ibrutinib/Carf → dinaciclib/VD → CyBorD → Daratumumab → RD-Elot → Ixa/RD
2*	40/M	Free lambda	2	RVD → ASCT → Pom/Carf/D→ASCT→mTAA T cells
18	50/F	Free Kappa	3	VD → ASCT → Dara/VD → XRT → ASCT
20	57/M	IgG-lambda	3	RVD → ASCT → R → VD → Pom/D → KPD → ASCT → Ixa → Dara/D

Patients Infused

Group A:

ID	Age/G	Disease	Marrow	Prior Treatments
1	53/M	Active	10%	Bor/Dex → ASCT
6	61/M	In remission	0%	RVD → ASCT
7	44/M	In remission	0%	CyBorD → ASCT
14	47/M	Active	0% (MRD+)	RVD → ASCT
3*	65/F	Active	90%	RVD → ASCT → CyBorD → Carf/D → ASCT
13	31/F	Active	4%	VD
10	69/F	Active	10%	VD → ASCT→ R→ Pom/Carf/D
15	70/M	Active	80%	RVD → ASCT → R-vidaza → Pom/D → ibrutinib/Carf → dinaciclib/VD → CyBorD → Daratumumab → RD-Elot → Ixa/RD
2*	40/M	Active	15%	RVD → ASCT → Pom/Carf/D→ASCT→mTAA T cells
18	50/F	In remission	0%	VD → ASCT → Dara/VD → XRT → ASCT
20	57/M	Active	5%	RVD → ASCT → R → VD → Pom/D → KPD → ASCT → Ixa → Dara/D

Patients Enrolled

Group B:

ID	Age/G	Disease	DL	Prior Treatments
2	40/M	Free lambda	1	RVD → ASCT → Pom/Carf/D → ASCT
3	65/F	IgG-kappa	1	RVD → ASCT → CyBorD → Carf/D → ASCT
5	76/M	IgG-kappa	1	CyBorD → ASCT
8	57/M	IgA-kappa	2	VTD → ASCT → Rd → Cy/Carf/D → ASCT
9	50/F	IgG-kappa	2	RVD → ASCT
11	53/M	IgG-lambda	2	VD → RVD → ASCT
12	54/M	Free lambda	2	RVD/rituximab → Rd → ASCT
17	44/F	IgG-kappa	3	VRD → KD → ASCT
19	70/M	Free kappa	3	XRT → VD → ASCT → R → VD → KPD → ASCT

Patients Infused

Group B:

ID	Age/G	Disease	Marrow	Prior Treatments
2	40/M	Active	20%	RVD → ASCT → Pom/Carf/D → ASCT
3	65/F	Active	15%	RVD → ASCT → CyBorD → Carf/D → ASCT
5	76/M	Active	20%	CyBorD → ASCT
8	57/M	In remission	0%	VTD → ASCT → Rd → Cy/Carf/D → ASCT
9	50/F	In remission	0%	RVD → ASCT
11	53/M	In remission	0%	VD → RVD → ASCT
12	54/M	In remission	0%	RVD/rituximab → Rd → ASCT
17	44/F	Active	0% (MRD+)	VRD → KD → ASCT
19	70/M	In remission	0%	XRT → VD → ASCT → R → VD → KPD → ASCT

Clinical Outcomes

Active Disease:

ID	Age/G	Disease	Marrow	Week 6	Wk 6	Mo12
1	53/M	Active	10%	Unknown	SD	PR
14	47/M	Active	0% (MRD+)	0% (MRD+)	SD	SD
3*	65/F	Active	90%	85%	SD	PD (2m)
13	31/F	Active	4%	0%	SD	SD
10	69/F	Active	10%	10%	SD	PD (7m)
15	70/M	Active	80%	80%	SD	PD (3m)
2*	40/M	Active	15%	15%	SD	SD (3m)
2*	40/M	Active	20%	0%	CR	CR
3*	65/F	Active	15%	10%	SD	PD (6m)
5	76/M	Active	20%	15%	SD	PR
17	45/F	Active	0% (0.4 g/dl)	0% (0.2 g/dl)	PR	PR (6m)
20	57/M	Active	5% (0.97 g/dl)	3% (0.53 g/dl)	SD	SD (3m)

In remission: Clinical Outcomes Only one patient has relapsed at a median f/u of 21 months ID Age/G Disease Marrow Week 6 Wk 6 Mo12 8 57/M In remission 0% 0% CCR CCR 9 50/F In remission 0% 0% CCR CCR 11 53/M In remission 0% 0% CCR Relapse (7m) 12 54/M In remission 0% 0% CCR CCR 6 61/M In remission 0% 0% CCR CCR 7 44/M In remission 0% 0% CCR CCR 19 70/M In remission 0% 0% CCR CCR (6m) 18 50/F In remission 0% 0% CCR CCR (8m)

Correlating clinical benefit with infused multiTAA T cells

How can we track non - gene - modified multiTAA T cells in vivo? Rationale: • In PBMCs (pre - infusion) tumor - specific T cell frequency v. low • below TCR v  deep sequencing detection threshold (1/100,000) • Tumor - directed clones enriched in multiTAA T cells • Detectable by v  deep sequencing Approach: • Deep sequencing of pre - infusion PBMCs and multiTAA T cells • Identify v  sequences unique to the line infused • Enable in vivo tracking

How many “trackable” clones are present in our multiTAA T cells? 0 20 40 60 80 100 % unique clones 1 10 100 1000 10000 100000 # of clones mean = 4,597 clones n=10 Clonal diversity in multiTAA T cells Unique clones 59% 95% Avg = 80% Pt#2

• Patients enrolled on different arms depending on proximity to transplant [> ( Grp A ) or < ( Grp B ) 90 days] • Does post - transplant lymphodepletion impact expansion? What drives in vivo multiTAA expansion? • Patients with and without disease enrolled on study • Does presence of antigen influence in vivo expansion?

0 0.2 0.4 0.6 0.8 1 1.2 Pre Early Late Antigen drives multiTAA expansion – TCR tracking 0 0.2 0.4 0.6 0.8 1 1.2 1 Production frequency Peripheral blood Marrow Post infusion Production frequency Post infusion Active disease No disease

Antigen drives multiTAA expansion – ELIspot



Peripheral blood
Active disease
No disease
SFC/5x10^5 PBMCs
80
70
60
50
40
30
20
10
0
pre
wk6
mo6
mo12
Active disease
60
40
20
0
Pre
wk6
mo6
mo12
No disease
60
40
20
0
pre
wk6
mo6
mo12
Survivin
NYESO1
MAGEA4
SSX2
PRAME

T cell kinetics in responders

Clinical Response – Pt#2 20% Clonal plasma cells Diagnosis Pre 1st ASCT ASCT +6m ASCT +22m Pre 2nd ASCT +27m Pre-T cells (day+61) Post-T cells (day+113) Month 6 2 nd line 2 nd ASCT 1 st line 1 st ASCT 3 rd line 100 1000 10000 0 MultiTAA T cells Free lambda mg/L

Clinical Response – Pt#2 <1% Clonal plasma cells Cyclin D1 neg 20% Clonal plasma cells Diagnosis Pre 1st ASCT ASCT +6m ASCT +22m Pre 2nd ASCT +27m Pre-T cells (day+61) Post-T cells (day+113) Month 6 2 nd line 2 nd ASCT 1 st line 1 st ASCT 3 rd line 100 1000 10000 0 Normal MultiTAA T cells Free lambda mg/L

0 50 100 150 200 250 300 Pre Wk4 Wk6 Mo3 SFC/5x10 5 60 120 180 0 6 Wk Post SFC/5x10 5 MAGE A4 SSX2 Survivin NYESO - 1 PRAME Targeted antigens PBMC Marrow Clinical Response – Pt#2 MAGE A4 SSX2 Survivin NYESO - 1 PRAME

Clinical Response – Pt#2


MAGE-A4
Pre-infusion
3+
8wk post T cells
1+
Marrow
180
120
60
0
SFC/5x10^5
6 Wk Post
Survivin
NYESO-1
MAGE A4
SSX2
PRAME

Targeted antigens SFC/5x10 5 0 50 100 150 200 250 300 Pre Wk4 Wk6 Mo3 60 120 180 0 6 Wk Post MAGE A4 SSX2 Survivin NYESO - 1 PRAME MAGE A4 SSX2 Survivin NYESO - 1 PRAME SFC/5x10 5 PBMC Marrow In vivo T cell tracking – Pt#2 0 0.1 0.2 0.3 0.4 0.5 Pre Wk4 Mo6 % Production Frequency 0 0.1 0.2 0.3 Wk 6 Post % Production Frequency 0 0.1 0.2 0.3 0.4 0.5 Pre Wk4 Mo6 multiTAA - derived clones multiTAA - derived clones

Immune escape post multiTAA T cells

0 1 2 3 4 5 6 7 8 Diagnosis 1st line PD+3y Pre 1st HSCT HSCT +2y Pre 2nd HSCT Pre - T cells (d+47) Post - T cells (d+89) IgG kappa M - spike (g/dl) Clinical Course - Pt#3 2 nd line 3 rd line 1 st HSCT 2 nd HSCT 1 st line MultiTAA T cells 15% Clonal plasma cells

0 1 2 3 4 5 6 7 8 Diagnosis 1st line PD+3y Pre 1st HSCT HSCT +2y Pre 2nd HSCT Pre - T cells (d+47) Post - T cells (d+89) IgG kappa M - spike (g/dl) Clinical Course - Pt#3 2 nd line 3 rd line 1 st HSCT 2 nd HSCT 1 st line 15% Clonal plasma cells 10% Clonal plasma cells MultiTAA T cells

Clinical Course - Pt#3 - ELIspot


PBMC
Targeted antigens
SFC/5x10^5
120
100
80
60
40
20
0
Pre
Wk4
Wk6
Mo3
Survivin
NYESO-1
MAGE A4
SSX2
PRAME
Non-targeted antigens
SFC/2x10^5
100
80
60
40
20
0
Pre
Wk4
Wk6
Mo3
WT1
AFP
MART1
MAGE C1
MAGE A3
MAGE A2B
MAGE A1


Marrow
SFC/5x10^5
600
400
200
0
6 wk
POST
PRAME

Clinical Course - Pt#3

PBMC
Targeted antigens
SFC/5x10^5
120
100
80
60
40
20
0
Pre
Wk4
Wk6
Mo3
Survivin
NYESO-1
MAGEA4
SSX2
PRAME
Non-targeted antigens
SFC/2x10^5
100
80
60
40
20
0
Pre
Wk4
Wk6
Mo3
WT1
AFP
MART1
MAGEC1
MAGEA3
MAGEA2B
MAGEA1

multiTAA clones in Marrow



Production frequency
2.5
2
1.5
1
0.5
0
Wk6
post
PRAME

0 1 2 3 4 5 6 7 8 Diagnosis 1st line PD+3y Pre 1st HSCT HSCT +2y Pre 2nd HSCT Pre - T cells (d+47) Post - T cells (d+89) Month 6 Month 8 Clinical Course - Pt#3 2 nd line 3 rd line 1 st HSCT 2 nd HSCT 1 st line MultiTAA T cells 10% Clonal plasma cells 15% Clonal plasma cells IgG kappa M - spike (g/dl)

0 1 2 3 4 5 6 7 8 Diagnosis 1st line PD+3y Pre 1st HSCT HSCT +2y Pre 2nd HSCT Pre - T cells (d+47) Post - T cells (d+89) Month 6 Month 8 Clinical Course - Pt#3 2 nd line 3 rd line 1 st HSCT 2 nd HSCT 1 st line 90% Clonal plasma cells 10% Clonal plasma cells 15% Clonal plasma cells IgG kappa M - spike (g/dl) MultiTAA T cells

Clinical Course - Pt#3

PBMC



Targeted antigens
SFC/5x10^5
120
100
80
60
40
20
0
Pre
Wk4
Wk6
Mo3
Survivin
NYESO-1
MAGE A4
SSX2
PRAME
Non-targeted antigens
SFC/2x10^5
100
80
60
40
20
0
Pre
Wk4
Wk6
Mo3
WT1
AFP
MART1
MAGE C1
MAGE A3
MAGE A2B
MAGE A1

Marrow



SFC/5x10^5
600
400
200
0
6 wk
POST
Survivin
NYESO-1
MAGE A4
SSX2
PRAME

Pre Wk8 mth6 50 40 30 20 10 0 Pre Wk8 mth6 80 60 40 20 0 SFC/5x10 5 Pre Wk8 mth6 20 0 15 10 5 Pre Wk8 mth6 100 80 60 40 20 0 2 1 0 IHC Score MAGE - A4 2+ PRAME 2+ Survivin 1+ NYESO1 neg Pre Mechanism of Escape

Pre Wk8 mth6 SFC/5x10 5 100 80 60 40 20 0 Pre Wk8 mth6 50 40 30 20 10 0 2 1 0 Pre Wk8 mth6 80 60 40 20 0 Pre Wk8 mth6 20 0 15 10 5 IHC Score MAGE - A4 2+ PRAME 2+ Survivin 1+ NYESO1 neg Pre Mechanism of Escape

Mechanism of Escape


Survivin
MAGE-A4
PRAME
NYESO1
IHC Score
SFC/5x10^5
2
1
0
100
80
60
40
20
0
50
40
30
20
10
0
80
60
40
20
0
20
15
10
5
0
Pre
Wk8
mth6
Targeted antigens
SFC/5x10^5
120
100
80
60
40
20
0
Pre
Wk4
Wk6
Mo3
Mo6
Survivin
NYESO-1
MAGE A4
SSX2
PRAME

variable genes (n=1,828) MS4A1 IL1B CD86 CTLA4 LAG3 Pre wk6 mo3 mo6 IL6 PD1 SD mo3 MM cell proliferation (n=407) Fulciniti M et al, Blood Cancer J, 2016 Mitchell JS et al, Nat commun , 2016 Mechanism of Escape Pre wk6 mo3 mo6 SD PD SD PD Immune activating genes Immune inhibitory genes PD mo6 Linghua Wang, David Wheeler HGSC - BCM

• Safe to date (DL3 – Arm A & B) • Feasible • In vivo expansion of tumor - specific T cells directed to target antigens • Antigen spreading • Clinical benefit MultiTAA T cells for myeloma

Acknowledgements

TRL Lab PIs
Helen Heslop
Cliona Rooney
Malcolm Brenner
Juan Vera
Ann Leen

QA/QC Laboratory
Adrian Gee
Sara Richman
Natasha Lapteva
Debbie Lyon
April Durett
Suzanne Poole
Zhuyong Mei
Crystal Silva-Lentz

GMP Laboratory
Huimin Zhang
Birju Mehta

TRL Laboratory
Ifigeneia Tzannou
Shivani Mukhi
Aster Workineh
Manik Kuvalekar
Sujita Sukumaran
Ayumi Watanabe
Pradip Bajgain
Norihiro Watanabe

Ulrike Gerdemann
Anastasia Papadopoulou

Collaborators
David Wheeler
Linghua Wang
Adaptive Biotech.
Marie Gingras
Betty Chung
Art Zieske

Clinical Team
Robert Krance
George Carrum
Ram Kamble
Swati Naik
Carlos Ramos
Stephen Gottschalk

Clinical Research
Bambi Grilley
Bridget Medina
Hao Liu
Munu Bilgi
Catherine Robertson
Elicia Casteneda

Funding:
*Leukemia Texas Reseach grant, Leukemia and Lymphoma **SCOR**, ASBMT New Investigator Award, **ASH Scholar Award**, Ruth L. Kirschstein National Research (NIH), BCM Junior Faculty Seed Funding Award, TACCT-CPRIT, EPCRS-DLDCC, LLS/Rising Tide*

Baylor College of Medicine
Texas Children's Hospital
Houston Methodist Leading Medicine

CENTER FOR CELL & GENE THERAPY